SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 17 - SUBSEQUENT EVENTS

1.	Share based compensation

a.
On January 27, 2022, the Company's Board of Directors approved the award of options to purchase 336,000 ordinary shares and 144,000 RSUs to certain employees. The options have an exercise price equal to 0.648 US Dollar.

b.
On March 21, 2022, the Company's Board of Directors approved the award of options to purchase 169,314 ordinary shares and 57,000 RSUs to the Company’s officers (except the CEO), and certain employees. The options have an exercise price equal the higher of the share price at the grant date on Nasdaq, or the average closing price of our ordinary shares on Nasdaq during the 30 trading days prior to the grant date.

The options and RSUs vest over a period of four years commencing on the date of grant, such that 25% of the options and RSUs shall vest and become exercisable on the first anniversary of the date of grant and thereafter, shall vest monthly in equal portions at the end of each month over the subsequent thirty-six (36) months.

2.
On March 1, 2022, the Company entered into a definitive agreement with several institutional and accredited investors for the purchase and sale of 20,000,000 of the Company's ordinary shares and accompanying warrants to purchase up to an aggregate of 15,000,000 of the Company's ordinary shares in a registered direct offering (the “March 2022 Registered Direct Offering”). The March 2022 Registered Direct Offering was consummated on March 3, 2022. The warrants are immediately exercisable and will expire five years from the issuance date at an exercise price of $0.65 per share, subject to certain adjustments. The warrants may be exercised on a cashless basis if at the time of exercise thereof, there is no effective registration statement registering the ordinary shares underlying the warrants. The terms of the warrants did not include features that would preclude equity classification. The Company also issued registered placement agent warrants to purchase up to an aggregate of 1,000,000 ordinary shares, substantially on the same terms as the warrants issued to the investors in the private placement, except they have an exercise price of $0.625 per share and expiration date is March 1, 2027. Upon any exercise of the warrants for cash, the Company agreed to pay the placement agent warrants to purchase up to 5.0% of the number of ordinary shares issued upon the cash exercise of the warrants (up to 750,000 warrants). Simultaneously with this offering, the Company has entered into a warrant amendment agreement, or the Warrant Amendment Agreement, with the investors in this March 2022 Registered Direct Offering. Pursuant to the Warrant Amendment Agreement, certain warrants to purchase up to an aggregate of 18,525,927 ordinary shares of the Company that were issued to the investors in July 2021 amended to have a reduced exercise price of $0.65 per share and the term of exercise extended to January 2, 2025. The Company received gross proceeds from the March 2022 Registered Direct Offering of $10,000, or approximately $8,900, net of issuance expenses in the amount of approximately $1,100.